INCOME TAXES	12 Months Ended
Oct. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
The domestic and foreign components of income (loss) before taxes are:

	Year Ended October 31,
	2018	2017	2016
	(in millions)
U.S. operations	$(532)	$(147)	$(30)
Non-U.S. operations	121	326	396
Total income (loss) before taxes	$(411)	$179	$366

The provision (benefit) for income taxes is comprised of:

	Year Ended October 31,
	2018	2017	2016
	(in millions)
U.S. federal taxes:
Current	$131	$21	$(15)
Deferred	46	(56)	(13)
Non-U.S. taxes:
Current	75	101	32
Deferred	(832)	9	28
State taxes, net of federal benefit:
Current	7	2	(1)
Deferred	(3)	—	—
Total provision (benefit) for income taxes	$(576)	$77	$31

Due to the adoption of ASU 2016-09, excess tax benefits and deductions associated with our various share-based award plans are included as components of income tax expense for fiscal year 2018. The income tax provision for fiscal years 2017 and 2016 does not reflect potential future tax savings resulting from excess deductions associated with our various share-based award plans.
The significant components of deferred tax assets and deferred tax liabilities included in the consolidated balance sheet are:

	October 31,
	2018		2017
	Deferred Tax Assets	Deferred Tax Liabilities	Deferred Tax Assets	Deferred Tax Liabilities
	(in millions)
Inventory	$14	$—	$16	$(3)
Intangibles	664	(66)	55	(158)
Property, plant and equipment	14	(23)	16	(20)
Warranty reserves	11	(1)	17	(1)
Pension benefits	47	(67)	90	(58)
Employee benefits, other than retirement	27	(1)	29	(1)
Net operating loss, capital loss, and credit carryforwards	120	—	257	—
Unremitted earnings of foreign subsidiaries	—	(5)	—	(305)
Share-based compensation	14	—	26	—
Deferred revenue	37	(1)	24	(3)
Other	11	(1)	10	(10)
Subtotal	959	(165)	540	(559)
Tax valuation allowance	(79)	—	(63)	—
Total deferred tax assets or deferred tax liabilities	$880	$(165)	$477	$(559)

The increase in 2018 as compared to 2017 for the deferred tax assets primarily relates to the Singapore restructuring completed in 2018 in response to Singapore tax law changes, which resulted in an increase in intangible assets, offset with a decrease in net operating losses and a decrease in future pension liabilities in the U.S. pension. The decrease in 2018 as compared to 2017 for deferred tax liabilities primarily relates to a decrease in U.S. income taxes on the undistributed earnings of foreign subsidiaries due to U.S. tax reform, a decrease in acquired intangibles due to amortization or impairment and a decrease in future pension liabilities in the U.K.
Prior to the December 2017 enactment of comprehensive Federal tax legislation commonly known as the Tax Cuts and Jobs Act (the "Tax Act"), we recorded U.S. income taxes on the undistributed earnings of foreign subsidiaries unless the subsidiaries' earnings were considered indefinitely reinvested outside the U.S. As a result of the Tax Act, U.S. income taxes are no longer due when earnings are distributed from foreign subsidiaries, so the deferred taxes on undistributed earnings of foreign subsidiaries has significantly reduced. As of October 31, 2018, there was a deferred tax liability of $5 million for the tax liability expected to be imposed upon the repatriation of unremitted foreign earnings that are not considered indefinitely reinvested. As of October 31, 2018, the cumulative amount of undistributed earnings considered indefinitely reinvested was $91 million. No deferred tax liability has been recognized on the basis difference created by such earnings since it is our intention to indefinitely reinvest those earnings in the company’s foreign operations. The amount of the unrecognized deferred tax liability on the indefinitely reinvested earnings was $4 million.
Valuation allowances require an assessment of both positive and negative evidence when determining whether it is more likely than not that deferred tax assets are recoverable. Such assessment is required on a jurisdiction by jurisdiction basis.
The $79 million valuation allowance as of October 31, 2018 is mainly related to California research credits, capital losses in the U.K. and net operating losses in the U.K. and Netherlands. The $63 million valuation allowance as of October 31, 2017 was mainly related to capital losses in the U.K., California research credits and net operating losses in the U.K. and Netherlands. The increase in valuation allowance from October 31, 2017 to October 31, 2018 is primarily due to an increase in the valuation allowance on California research credits and U.S. state net operating losses that were acquired in the Ixia acquisition and an increase in the valuation allowance on Netherlands net operating losses. We will maintain a valuation allowance until sufficient positive evidence exists to support reversal.
At October 31, 2018, we had U.S. federal net operating loss carryforwards of approximately $11 million, U.S. capital loss carryforwards of approximately $3 million, and U.S. state net operating loss carryforwards, primarily acquired in the Ixia acquisition, of approximately $98 million. The U.S. federal net operating losses will expire in years beginning 2029 through 2036 if not utilized, and the capital loss carryforwards will expire in years beginning in 2022 if not utilized. The U.S. state net operating loss carryforwards will begin to expire in 2019 if not utilized. At October 31, 2018, we had California research credit carryforwards of approximately$23 million. The California research credits can be carried forward indefinitely. The U.S. federal and state net operating losses and tax credit carryforwards are subject to change of ownership limitations provided by the Internal Revenue
Code and similar state provisions. At October 31, 2018, we also had foreign net operating loss carryforwards of approximately $508 million, $128 million of which will expire in years beginning 2023 through 2027 if not utilized. The remaining $380 million has an indefinite life. At October 31, 2018, we had foreign capital loss carryforwards of approximately $146 million with an indefinite life and $3 million of tax credits in foreign jurisdictions with an indefinite life. Some of the foreign losses are subject to annual loss limitation rules. These annual loss limitations in foreign jurisdictions may result in the expiration or reduced utilization of the net operating losses.
The differences between the U.S. federal statutory income tax rate and our effective tax rate are:

	Year Ended October 31,
	2018	2017	2016
	(in millions)
Profit before tax times statutory rate	$(96)	$63	$128
State income taxes, net of federal benefit	2	1	(1)
U.S. federal statutory tax rate change	10	—	—
Non-U.S. income taxed at different rates	16	(83)	(88)
Singapore tax incentives and amortization	(591)	—	—
U.S. transition tax and repatriation of foreign earnings	210	5	(42)
Foreign earnings not considered indefinitely reinvested	5	3	39
Re-measurement of deferred taxes on foreign earnings not considered indefinitely reinvested	(304)	—	—
Change in unrecognized tax benefits	86	23	1
U.S. research credits	(10)	(7)	(5)
Share-based compensation	(1)	7	5
Goodwill impairment	99	—	—
Malaysia tax assessment	—	68	—
Other, net	(2)	(3)	(6)
Provision (benefit) for income taxes	$(576)	$77	$31
Effective tax rate	140%	43%	8%

We benefit from tax incentives in several jurisdictions, most significantly in Singapore, that have granted us tax incentives that require renewal at various times in the future. The tax incentives provide lower rates of taxation on certain classes of income and require thresholds of investments and employment or specific types of income in those jurisdictions. The Singapore tax incentive is due for renewal in fiscal 2024. The impact of the tax incentives decreased income taxes by $567 million, $49 million and $34 million in 2018, 2017, and 2016, respectively. The benefit of the tax incentives on net income per share (diluted) was approximately $2.97, $0.27 and $0.20 in 2018, 2017 and 2016, respectively. The increase in the benefit from 2017 to 2018 is primarily due to our Singapore restructuring and tax incentive modifications completed in 2018 in response to Singapore tax law changes. Of the $2.97 benefit of the tax incentives on net income per share (diluted) in 2018, $2.75 of the benefit relates to one-time items from the Singapore restructuring. The increase in the benefit from the tax incentive from 2016 to 2017 is primarily due to an increase in pre-tax book income earned in Singapore.
For 2018, the effective tax rate was 140 percent, which is higher than the U.S. statutory rate primarily due to the impact of U.S. tax law changes, the Singapore restructuring and tax incentive modifications completed in 2018 in response to Singapore tax law changes, and the tax impact of goodwill impairment. The impact of the Singapore restructuring includes tax benefits associated with intra-entity asset transfers that were recognized in accordance with ASU 2016-16, Intra-Entity Transfers of Assets Other Than Inventory, which we elected to early adopt effective November 1, 2016.
For 2017, the effective tax rate was 43 percent, which is higher than the U.S. statutory rate primarily due to the payment of a prior year Malaysia tax assessment of $68 million, including tax and penalties, which we are currently in the process of appealing to the Special Commissioners of Income Tax (“SCIT”) in Malaysia.
For 2016, the effective tax rate was 8 percent, which is lower than the U.S. statutory rate primarily due to a higher percentage of earnings in the non-U.S. jurisdictions taxed at lower statutory tax rates. Also, the tax rate was lower than the U.S. statutory rate due to the net tax benefit of $45 million resulting from the repatriation of earnings from Japan, which includes a U.S. tax expense of $27 million offset by $72 million of foreign tax credits recorded in connection with the repatriation.
The breakdown between current and long-term income tax assets and liabilities, excluding deferred tax assets and liabilities, was as follows for the years 2018 and 2017:

	October 31,
	2018	2017
	(in millions)
Current income tax assets (included within other current assets)	$32	$40
Current income tax liabilities (included within income and other taxes payable)	(18)	(7)
Long-term income tax assets (included within other assets)	—	—
Long-term income tax liabilities (included within other long-term liabilities)	(205)	(39)
Total	$(191)	$(6)

The calculation of our tax liabilities involves uncertainties in the application of complex tax law and regulations in a multitude of jurisdictions. Although the guidance on the accounting for uncertainty in income taxes prescribes the use of a recognition and measurement model, the determination of whether an uncertain tax position has met those thresholds will continue to require significant judgment by management. In accordance with the guidance on the accounting for uncertainty in income taxes, for all U.S. and other tax jurisdictions, we recognize potential liabilities for anticipated tax audit issues based on our estimate of whether, and the extent to which, additional taxes and interest will be due. The ultimate resolution of tax uncertainties may differ from what is currently estimated, which could result in a material impact on income tax expense. If our estimate of income tax liabilities proves to be less than the ultimate assessment, a further charge to expense would be required. If events occur and the payment of these amounts ultimately proves to be unnecessary, the reversal of the liabilities would result in tax benefits being recognized in the period when we determine the liabilities are no longer necessary.
The aggregate changes in the balances of our unrecognized tax benefits including all federal, state and foreign tax jurisdictions are as follows:

	2018	2017	2016
	(in millions)
Balance, beginning of year	$146	$51	$50
Additions due to acquisition	—	22	—
Additions for tax positions related to the current year	93	31	5
Additions for tax positions from prior years	2	52	1
Reductions for tax positions from prior years	(1)	(9)	(4)
Settlements with taxing authorities	(12)	—	—
Statute of limitations expirations	(1)	(1)	(1)
Balance, end of year	$227	$146	$51

As of October 31, 2018, we had $249 million of unrecognized tax benefits, including interest and penalties that, if recognized, would affect our effective tax rate. However, approximately $1 million of the unrecognized tax benefits were related to state income tax positions that, if recognized, would be in the form of a deferred tax asset that would likely not affect our effective tax rate due to a valuation allowance.
We recognized tax expense of $2 million, $18 million, and $1 million of interest and penalties related to unrecognized tax benefits in 2018, 2017 and 2016, respectively. Cumulatively, interest and penalties accrued as of the end of October 31, 2018, 2017 and 2016 were $22 million, $20 million and $2 million, respectively. The increase in interest and penalties from October 31, 2016 to October 31, 2017 is primarily due to $18 million of penalties paid for the Malaysia tax assessment relating to the 2008 tax year.
The open tax years for the IRS and most states are from November 1, 2014 through the current tax year. For the majority of our foreign entities, the open tax years are from August 1, 2014 through the current tax year. For certain foreign entities, the tax years remain open, at most, back to the year 2007. Given the number of years and numerous matters that remain subject to examination in various tax jurisdictions, we are unable to estimate the range of possible changes to the balance of our unrecognized tax benefits.
The company is being audited in Malaysia for the 2008 tax year. Although this tax year pre-dates our spin-off from Agilent, pursuant to the agreement between Agilent and Keysight pertaining to tax matters, as finalized at the time of separation, for certain entities including Malaysia, any historical tax liability is the responsibility of Keysight. In the fourth quarter of fiscal 2017, Keysight paid income taxes and penalties of $68 million on gains related to intellectual property rights, although we are currently in the process of appealing to the Special Commissioners of Income Tax (“SCIT”) in Malaysia. The company believes there are numerous defenses to the current assessment; the statute of limitations for the 2008 tax year in Malaysia is closed and the income in question is exempt from tax in Malaysia. The company is disputing this assessment and pursuing all avenues to resolve this issue favorably for the company.